SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Date of Report (Date of earliest event reported):

October 29, 2003

Commission File Number:  000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 344-6000

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press release of the Registrants, dated October 29, 2003, announcing a change in the time of the Registrants conference call as reported in the Form 8-K filed on October 28, 2003 from 3:30pm ET to 4:00pm ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC

Dated: October 29, 2003	/S/ JOSEPH P. WEIS
Joseph P. Weis
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: October 29, 2003	/S/ JOSEPH P. WEIS
Joseph P. Weis
Senior Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

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